EXHIBIT 10.3

               AMENDED AND RESTATED SECURITY AGREEMENT - PLEDGE

      THIS AMENDED AND RESTATED SECURITY AGREEMENT - PLEDGE, dated effective as of March 31, 2000, between CARRIAGE SERVICES, INC., a Delaware corporation (hereinafter called "SECURED PARTY"), whose address is 1300 Post Oak Boulevard, Suite 1500, Houston, Texas 77056 and (the "Purchaser"), and RUSSELL W. ALLEN, (hereinafter the "DEBTOR"), whose address is 11301 Lake Forest Drive, Conroe, Texas 77384;

                             W I T N E S S E T H:
                             - - - - - - - - - -

            WHEREAS, the Debtor is indebted to the Secured Party pursuant to the following promissory notes (collectively, the "Original Notes"):

      ORIGINAL PRINCIPAL AMOUNT                       DATE
      -------------------------                       ----
            $ 316,714.00            July 9, 1996 (individually, the "July 9, 1996 Note")
            $  16,156.75            March 31, 1997 (individually, the "March 31, 1997 Note")
            $  23,301.00            March 31, 1998 (individually, the "March 31, 1998 Note")
            $ 507,255.03            April 1, 1999 (individually, the "First April 1, 1999 Note")
            $  50,000.00            April 1, 1999 (individually, the "Second April 1, 1999 Note")
            $ 100,000.00            October 19, 1999 (individually, the "October 19, 1999 Note")

            WHEREAS, the Debtor has executed a Promissory Note of even date herewith payable to the order of the Secured Party (the "Consolidated Note") which renews, modifies, extends, rearranges, replaces and restates (but does not extinguish) the indebtedness evidenced by the Original Notes; and

            WHEREAS, the Debtor and the Secured Party have entered into that certain Pledge Agreement executed and delivered as of the 9th day of July, 1996 (the "1996 Pledge Agreement") pursuant to which the Debtor granted to the Secured Party a security interest in and a pledge of 63,000 shares of Class B Common Stock, $.01 par value per share, of the Secured Party, which secures the prompt and full payment and performance of the July 9, 1996 Note, the March 31, 1997 Note, the March 31, 1998 Note and the October 19, 1999 Note; and

            WHEREAS, since the date of the 1996 Pledge Agreement, the Secured Party has voluntarily relinquished the stock originally pledged thereunder, but retained a pledge and security interest in any future stock in Payee that might be acquired by Debtor; and

            WHEREAS, the Debtor and Provident Credit Corp., a Delaware corporation ("Provident") have entered into that certain Security Agreement-Pledge dated April 1, 1999 (the "Provident Security Agreement"), pursuant to which the Debtor granted to Provident a security interest in and a pledge of 46,392 shares of Common Stock of the Secured Party which secures the prompt and full payment and performance of the First April 1, 1999 Note and the Second April 1, 1999 Note; and

            WHEREAS, the Provident Security Agreement was granted, sold, transferred, assigned and delivered to the Secured Party pursuant to that certain Assignment of Note and Liens dated November 30, 1999; and

            WHEREAS, the Debtor and the Secured Party have entered into that certain Security Agreement (the "Security Agreement") as of even date herewith; and

            WHEREAS, the Debtor desires to consolidate the 1996 Pledge Agreement and the Provident Security Agreement into the Security Agreement and this Amended and Restated Security Agreement-Pledge (hereinafter, the "Pledge Agreement") to secure the prompt and full payment and performance of the Consolidated Note, and the Secured Party agrees that the 1996 Pledge Agreement and the Provident Security Agreement should be consolidated into the Security Agreement and this Pledge Agreement;

            NOW, THEREFORE, the Debtor and the Secured Party agree to amend and restate the 1996 Pledge Agreement and the Provident Security Agreement in their entirety to read as follows:

               AMENDED AND RESTATED SECURITY AGREEMENT - PLEDGE

      I.    PARTIES, COLLATERAL AND OBLIGATIONS

      RUSSELL W. ALLEN, (hereinafter the "DEBTOR"), whose address is 11301 Lake Forest Drive, Conroe, Texas, 77384, for fair, good and valuable considerations and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, hereby grants to Carriage Services, Inc., a Delaware corporation (hereinafter called "SECURED PARTY"), whose address is 1300 Post Oak Boulevard, Suite 1500, Houston, Texas 77056, a security interest in the following property and to Secured Party pledges the following property:

      FORTY-SIX THOUSAND THREE HUNDRED NINETY-TWO (46,392) SHARES OF CARRIAGE SERVICES, INC. CLASS B COMMON STOCK, $.01 PER SHARE PAR VALUE PER SHARE

and any and all additions, accessions and substitutions therefor, together with all proceeds, monies, income and benefits attributable or accruing to said property, which Debtor is or may hereafter become entitled to receive on account of said property, including, but not by way of limitation, all interest, premium, redemption proceeds and other principal payments and all dividends and other distributions on or with respect to such capital stock, whether payable in cash, stock or other property and all subscription and other rights (all of such foregoing property collectively called the "COLLATERAL"). Immediately upon the execution of this Pledge Agreement by or on behalf of Debtor, Debtor will deliver or cause to be delivered to Secured Party the instruments, securities and documents subject to this Pledge Agreement; furthermore, if any money or monies, certificates of deposit, savings or passbook accounts, bank balances, instruments, securities, documents, chattel paper, letters of credit or advices

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
of credit are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Debtor will promptly deliver the same to Secured Party upon the receipt thereof by Debtor, and in any event, promptly upon demand therefor by Secured Party. The pledge and security interest granted herein secures the prompt and full payment and performance of all of the indebtedness, liabilities and obligations of Debtor to Secured Party (hereinafter collectively called the "OBLIGATIONS"), whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions, increases, modifications, rearrangements, amendments and/or supplements of the Obligations, including, without limiting the generality of the foregoing, the indebtedness evidenced by or in connection with the Consolidated Note, and interest, all costs and expenses and attorneys' fees and legal expenses payable by Secured Party in connection herewith or therewith, all in accordance with the terms of this Pledge Agreement. Unless otherwise agreed, all of the Obligations shall be payable at the offices of Secured Party at the address set forth above.

      II.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR

      Debtor hereby represents, warrants, covenants and agrees that:

      (1) Except for the security interest granted hereby, Debtor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge or any other right, title or interest of any person other than the Secured Party; Debtor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to Secured Party a first, prior and valid security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which Debtor is a party or by which Debtor (or its property) is bound; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Debtor hereby represents and warrants to Secured Party that the Collateral is not subject to any buy-sell agreements, irrevocable proxies or other restrictions, except as have been disclosed in writing to Secured Party prior to the time this Pledge Agreement is executed.

      (2)(a) Debtor has not heretofore signed any financing statement or security agreement, other than a financing statement or security agreement in favor of the Secured Party, which covers any of the Collateral, and in which Debtor is named as or has signed as "debtor", and no such financing statement or security agreement, other than a financing statement or security interest in favor of the Secured Party, is now on file in any public office.

      (b) As long as any amount remains unpaid on any of the Obligations or as long as any credit from Secured Party to Debtor is in use by or available to Debtor, with respect to the Collateral (i) Debtor will not enter into or execute any security agreement or any financing statement other than those security agreements and financing statements in favor of Secured Party hereunder, and further (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) other than financing statements in favor of Secured Party unless, in any case subject to this paragraph (b), the specific prior written consent and approval of Secured Party shall have been obtained.

      (c) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral. At the request of Secured Party, Debtor will execute such documents as Secured Party may determine, from time to time, to be necessary or desirable under provisions of the Uniform Commercial Code, as adopted and amended, in the State of Texas (the "UCC") and other applicable law; without limiting the generality of the foregoing Debtor agrees to execute, at Secured Party's request, one or more financing statements in form satisfactory to Secured Party, and Debtor will pay the cost of filing or recording the same, or of filing or recording this Pledge Agreement in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Pledge Agreement is deemed by Secured Party to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Secured Party is hereby authorized to carry out and implement the following agreements and understandings and Debtor hereby agrees to pay the cost thereof) that Secured Party may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Pledge Agreement signed by Debtor if Secured Party shall elect so to file, and it is also agreed and understood that Secured Party may, if deemed necessary or desirable, file (or sign and file) as a financing statement any carbon copy of, or photographic or other reproduction of, this Pledge Agreement or of any financing statement executed in connection with this Pledge Agreement.

      (3) Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the express prior written consent of Secured Party; and Debtor will keep the Collateral free from any lien, security interest, encumbrance, charge or claim adverse to the interest of Secured Party.

      (4) Except as specifically otherwise permitted or provided herein, if, at any time, Debtor holds or has possession of the Collateral or any part or proceeds thereof, then Debtor shall immediately transfer possession and control of same to Secured Party, and Debtor will promptly notify Secured Party of any such Collateral or proceeds thereof in Debtor's possession.

      (5) All information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Debtor prior to, contemporaneously with or subsequent to the execution of this Pledge Agreement are and shall be true, correct, complete, valid and genuine.

      (6) Debtor warrants and represents to Secured Party that the value of the consideration received and to be received, directly or indirectly, by Debtor as a result of the credit or other financial accommodations granted and extended by Secured Party is fair consideration to Debtor and reasonably worth at least as much as the Obligations, and that the financial accommodations granted and extended by Secured Party have benefitted and may reasonably be expected to benefit Debtor directly or indirectly, or both.

      (7) No part of the proceeds of any extension of credit under the Consolidated Note will be used to purchase or carry any margin stock or to extend credit to any person for the purpose of purchasing or carrying any such margin stock. Neither Debtor nor any person acting on its behalf with the consent of Debtor has taken or will take action which might cause this Pledge Agreement or the Consolidated Note to violate Regulation G, or any other regulation of the Board of Governors of the Federal Reserve System or to violate
Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. Debtor shall execute concurrently herewith a true, complete and correct Federal Reserve Form G-3, and from time to time hereafter Debtor shall execute upon the request of the Secured Party such other forms, stock powers and other documents as the Secured Party may reasonably request in connection herewith.

      (8) The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon; and, in this connection, DEBTOR EXPRESSLY WAIVES ANY CONSTITUTIONAL RIGHTS OF DEBTOR WITH REGARD TO NOTICE. ANY JUDICIAL PROCESS OR HEARING PRIOR TO THE EXERCISE OF THE RIGHT OF SECURED PARTY TO TAKE POSSESSION OR CONTROL OF THE COLLATERAL UPON THE HAPPENING OF ANY OF THE EVENTS OR CONDITIONS CONSTITUTING A DEFAULT.

      III.  SECURED PARTY'S POWER AND DUTIES WITH RESPECT TO COLLATERAL

      (1) Secured Party shall be entitled to receive and have delivered to Secured Party, to be held by Secured Party under this Agreement as Collateral, all stock dividends, stock issued as a result of stock splits, and all amounts paid in cash or other property as liquidating dividends or returns of capital on any stock pledged hereunder, and all subscription and other rights issued in connection therewith, and Debtor shall immediately pledge and deposit with Secured Party any such stock, or amounts that may come into his possession or control.

      (2) Unless and until an Event of Default hereunder shall have occurred and be continuing, Debtor shall have the right for all purposes not contrary to covenants contained herein or otherwise inconsistent with the provisions hereof, to exercise all voting rights appertaining to all capital stock included in the Collateral, if any, with the same force and effect as though such Collateral were not pledged hereunder, and from time to time upon demand of Debtor, Secured Party shall cause to be made and delivered to Debtor or his nominee, suitable powers of attorney or proxies so as to exercise such voting rights with respect to any Collateral which shall have been transferred into the name of Secured Party or Secured Party's nominee.

      (3) Secured Party shall be under no duty to collect any amount which may be or become due on any of the Collateral now or hereafter pledged hereunder, or to realize on the Collateral, collect principal, interest or dividends, to keep the same insured, make any presentments, demands, notice of protest, in connection with any of the Collateral, or do anything for the enforcement and collection of Collateral or the protection thereof.

      (4) Secured Party may, in Secured Party's discretion, but without obligation to do so, deposit the Collateral or any part thereof with a bank or banks for the purpose of safekeeping, and the duties of such banks shall be no greater than those of Secured Party hereunder.

      (5) Notwithstanding the generality of any of the foregoing, but in amplification of the same, Secured Party shall not be liable to or responsible for any diminution in the value of the Collateral from any cause whatsoever.

      (6) Debtor agrees to pay all taxes, charges, transfer fees and assessments against the Collateral and to do all things necessary to preserve and maintain the value and collectability thereof, and on the failure of Debtor to do so, Secured Party may, after giving Debtor written notice of Secured Party's intention to do so, make such payments and advance such sums on account thereof as to Secured Party in Secured Party's discretion seems desirable. Debtor agrees to reimburse Secured Party immediately upon demand for all such payments and advances, repayment of all of which is secured by this Agreement and the pledge of Collateral hereunder.

      (7) Secured Party shall exercise reasonable care in the custody of any of the Collateral in its possession or control hereunder at any time or times. Secured Party shall be deemed to have exercised reasonable care if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property or if Secured Party takes such action with respect to fhe Collateral as Debtor reasonably requests in writing, but neither failure to comply with any such request nor any omission to do any act requested by Debtor shall be deemed to be a failure to exercise reasonable care. Debtor agrees to take necessary steps to preserve rights against any parties with respect to any Collateral in Secured Party's possession or control, it being understood however that Secured Party shall have no responsibility for ascertaining or taking action with respect to conversions, exchanges, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters.

      IV.   EVENTS OF DEFAULT

      Debtor shall be in default under this Pledge Agreement upon the happening of any one or more of the following events or conditions:

      (1) Default in the payment when due of the principal of, or interest on, the Consolidated Note or of any other of the Obligations;

      (2) Default in the performance of any agreement or obligation of Debtor or of any maker, endorser, guarantor or surety of any liability or obligation of Debtor to the holder of the Obligations;

      (3) Any warranty, representation or statement made in this Pledge Agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this Pledge Agreement or to induce Secured party to make any loan to Debtor proves to have been false in any material respect when made or furnished; or any financial statement of Debtor or of any endorser, guarantor or surety on any of the Obligations which has been or may be furnished to Secured Party by or on behalf of Debtor or such guarantor, endorser or surety shall prove to be false in any material respect;

      (4) The levy of any attachment, execution, or other process against Debtor or any of the Collateral;

      (5) Death, dissolution, termination of existence, insolvency or business failure of Debtor or any endorser, guarantor or surety of any of the Obligations, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against, Debtor or any endorser, guarantor or surety for any of the Obligations;

      (6) Failure or refusal of Debtor to perform or observe any of the covenants, duties or agreements herein imposed upon or agreed to be performed or observed by Debtor.

      (7) The termination of Debtor's employment by Secured Party by reason of
(i) the breach of Debtor's obligations under the Employment Agreement dated effective November 8, 1999 between Debtor and Secured Party (the "Employment Agreement") or (ii) Debtor's discharge for Cause (as defined in the Employment Agreement).

      V. REMEDIES

      (1) In the event of any default in the payment of any of the Obligations or any principal, interest or other amount payable thereunder, or upon the occurrence of any of the Events of Default specified in Section IV hereof, at the option of the Secured Party, any or all of the Obligations shall become immediately due and payable without demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity or any other notice of any kind to Debtor, any endorsers, guarantors and sureties of any of the Obligations, or any part thereof (Debtor and all endorsers, guarantors and sureties of any of the Obligations, or any part thereof, are herein individually referred to as an "OBLIGOR" and collectively referred to as the "OBLIGORS"), or any other person obligated thereon (whether or not liable with respect to the Obligations or any part thereof), all of which are hereby expressly waived, and Secured Party shall have and may exercise, with reference to the Collateral and the Obligations, any or all of the rights and remedies of a secured party under the UCC or other applicable law, and as otherwise granted herein or under any other law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner permitted by the UCC or other applicable law after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses, attorneys' fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights and remedies of Debtor or formalities prescribed by law relative to the sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees (on its own behalf and on behalf of each other Obligor) that if such notice is sent as provided in Section VI of this Pledge Agreement, at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

      (2) Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same on the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as Secured Party may elect. Secured Party is expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds and to notify account debtors, lessees or obligors on any instrument to make all payments directly to Secured Party on any and all accounts, leases or instruments constituting, at any time or from time to time, a part of the Collateral; and Debtor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors.

      (3) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or other incident thereto shall be presumed conclusively to have been performed or to have occurred.

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
      (4) All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

      VI.   GENERAL

      (1) Any deposit, deposit account, certificate of indebtedness or deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations (regardless of whether such deposits, sums, securities or certificates are otherwise part of the Collateral) may at all times be held and treated as, and shall at all times constitute, additional and cumulative collateral security for the payment of the Obligations, and Debtor hereby grants a security interest in, and upon the written demand of Secured Party, will pledge, pawn, hypothecate and deliver to Secured Party all such deposits, sums, securities, certificates and other properties as additional and cumulative security for the Obligations. The holder of the Obligations may apply or set-off such deposits or other sums against the Obligations at any time in the case of Debtor, but only with respect to matured liabilities in the case of the endorsers, guarantors or sureties of any of the Obligations.

      (2) Upon the occurrence of any of the Events of Default specified in
Section IV hereof, Secured Party may, at its option, whether or not the Obligations are due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Except as otherwise expressly provided herein, Secured Party shall not be obligated to take steps necessary to preserve any rights in the Collateral or proceeds thereof against other parties, which Debtor hereby assumes to do.

      (3) This Pledge Agreement shall not be construed as relieving Debtor from full personal liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

      (4) No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

      (5) The execution and delivery of this Pledge Agreement in no manner shall impair or affect any other Security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of any part or all of the Obligations shall impair in any manner or affect this Pledge Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Pledge Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this Pledge Agreement as to the Collateral not expressly released, and this Pledge Agreement shall continue as a first priority lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

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
      (6) Debtor and each Obligor specifically waives any notice of the creation, advancement, increase, existence, extension or renewal of, or any indulgence with respect to, the Obligations and any part thereof, and of any non-payment thereof, or default thereon, and waives demand, protest, presentment and notice of demand, protest and presentment, notice of intent to accelerate maturity, notice of acceleration and any and all other notice with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at the time, and agrees that the maturity of the Obligations and any part thereof, may, to the extent not inconsistent with the express provisions hereof, be accelerated, extended or renewed by Secured Party in its discretion or as may be agreed to by any of the Obligors without notice to, or consent by, Debtor or any Obligor. Debtor agrees that no creation, existence, advance, renewal, increase or extension of, of any indulgence with respect to, the Obligations, or any part thereof, no release, substitutions or exchange of any security for the Obligations, or any part thereof, no release of any of the Obligors, or of any other person primarily or secondarily liable on the Obligations, or any part thereof, no delay in enforcement of payment of the Obligations, or any part thereof, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof under this Pledge Agreement shall in any manner impair, affect or prejudice the rights of Secured Party hereunder or under any other security agreement or other lien instrument executed by any of the Obligors or any other person to Secured Party whether or not covering the Collateral. Debtor specifically agrees it shall not be necessary or required, and that Debtor shall not be entitled to require, that Secured Party file suit or proceed to obtain or assert a claim for personal judgment against any of the Obligors or any other person or that Secured Party proceed against or foreclose against or seek to realize upon any of the security now or hereafter existing for the Obligations or to file suit or proceed to obtain or assert a claim for personal judgment against any Obligor obligated on the Obligations before, or as a condition of, or at any time after foreclosing upon or otherwise selling or disposing or utilizing the Collateral for the purpose of paying the Obligations or any part thereof. Debtor expressly waives any right to the benefit of, or to require or control applications of, any security or the proceeds of any security now existing or hereafter obtained by Secured Party as security for the Obligations, or any part thereof, and agrees that Secured Party shall have no duty or obligation insofar as Debtor is concerned to apply upon any of the Obligations, any monies, payments or other property any time received by or paid to the Secured Party, except as Secured Party shall determine in its sole discretion.

      (7) Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in writing in the United States Mail, duly stamped and addressed to Debtor at the address first shown herein above given for Debtor at the beginning of this Pledge Agreement or, if applicable, at such other address as may have been designated most recently in writing by Debtor to Secured Party; but actual notice to Debtor, however given or received, shall always be effective.

      (8) All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns.

      (9) Each term used in this Pledge Agreement, unless the context otherwise requires, and in all events subject to any express definitions set forth in this Pledge Agreement, shall be deemed to have the same meaning herein as that given each such term under the UCC or other applicable law. As used in this Pledge Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

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
      (10) The law governing this secured transaction shall be that of the State of Texas existing as of the date hereof, provided, that if any additional rights or remedies are granted by the law of the State of Texas to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies.

      (11) This Pledge Agreement may be executed in multiple counterparts, and each counterpart, when so executed and delivered, shall constitute but one and the same instrument.

      (12) Debtor hereby agrees to cooperate fully with Secured Party in order to permit Secured Party to sell, at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, Debtor agrees to fully comply with the securities laws of the United States of America and of the State of Texas and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws. Without limited and the foregoing, if in the reasonable judgment of Secured Party it is necessary in order to effect a commercially reasonable sale of the Collateral, upon request by Secured Party, Debtor agrees, at its expense, to effect and obtain such registrations, filings, statements, rulings, consents and other matters as Secured Party may request.

      (13) Debtor hereby makes, constitutes and appoints Secured Party or its nominee, its true and lawful attorney in fact and in its name, place and stead, and on its behalf, and for its use and benefit to complete, execute and file with the United States Securities and Exchange Commission one or more notices of proposed sale of securities pursuant to Rule 144 under the Securities Act of 1933 and/or any similar filings or notices with any applicable state agencies, and said attorney in fact shall have full power and authority to do, take and perform all and every act and thing whatsoever 'requisite, proper or necessary to be done, in the exercise of the rights and powers herein granted, as fully to all intents and purposes as Debtor might or could do if personally present. This power shall be irrevocable and deemed coupled with an interest. The rights, powers and authority of said attorney in fact herein granted shall commence and be in full force and effect, from the date of this Pledge Agreement, and such rights, powers and authority shall remain in full force and effect, and this power of attorney shall not be rescinded, revoked, terminated, amended or otherwise modified, until all Obligations have been fully satisfied.

      (14) Because of the Securities Act of 1933, as amended, and other applicable laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence of any of the Events of Default specified in Section IV hereof, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable law or regulation. Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such rulings and consents and do such other things as Secured Party may deem appropriate in the event of a sale or disposition of any of the Collateral. Debtor clearly understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if same were registered and sold in the open market, and

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
Debtor agrees that such private sales shall constitute a commercially reasonable method of disposing of the Collateral.

      Executed as of the day and year first above written.

                                    DEBTOR:

                                    ___________________________________________
                                    RUSSELL W. ALLEN



                                    SECURED PARTY:

                                    CARRIAGE SERVICES, INC.



                                    By:______________________________________
                                        MELVIN C. PAYNE,
                                        Chairman and Chief Executive Officer


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